Profiting From Volatility The Gateway Alternative Guiding Investors into the World of Alternative Investing Since 1978 J. Patrick Rogers, CFA President and Chief Investment Officer Gateway Investment Advisers, L.P. 3805 Edwards Road, Suite 600 Cincinnati, OH 45209 800.354.6339 Fax 513.719.1199

Required Disclosure Page Gateway Fund Average Annual Total Returns As of June 30, 2006 Gateway Fund returns throughout this document are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries. * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The above after-tax returns are not relevant to you if you hold your Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com. Data Source: Gateway Investment Advisers, L.P. and Thomson Advisor One Year Five Years Ten Years Return Before Taxes 6.25% 3.89% 6.70% Return After Taxes on Distributions* 5.42% 3.49% 6.01% Return After Taxes on Distributions and Sale of Fund Shares* 4.05% 3.09% 5.54%

Why Alternative Investing Taking advantage of a broader range of investment tools Achieving better flexibility for investors needing more than stock/bond blends Improving risk management techniques

How Do Alternatives Add Value - A Focus On Risk-Adjusted Return Increase return more than increasing risk Decrease risk more than decreasing return Exploit inefficiencies - merger arbitrage, convertible arbitrage, distressed securities, long/short, hedged equity Invest indirectly - use volatility as an investment vehicle

Techniques And Risks Of Volatility Investing Sell uncovered options Calls have unlimited risk of loss as stock price rises Puts have limited but significant risk of loss as stock price declines Covered Calls Hedges risk of loss as price increases Introduces risk of loss on the stock as price declines Spreads Limit downside/upside exposure Introduce additional transaction costs May be difficult to unwind as intended

Challenges - Transactional And Behavioral Transactional issues Options expire - may have to close position before desired May need to "trade out" at inopportune time Predisposition to "over" trade Behavioral issues Investors form precise expectations regarding less precise outcomes - pay-off diagram fixation Mistrust of derivatives - "losing" money in unfamiliar ways Asymmetric outcomes - the "make a little, make a little, lose a lot" sequence

Gateway Prescription For Low Stress Investing Sell calls, own stocks Use broad-based indexes to minimize transaction costs Cash settled Large contract size European settlement At-the-money strikes to exclude directional bets and focus investor expectations on earning cash flow Buy puts to limit the downside Dramatically reduces exposure to sudden, catastrophic events Out-of-the-money strikes allow for positive cash from call premium Out-of-the-money strikes to reduce the need to trade often Preserves ability to continue generating call premium

Development Of Hedged Equity Strategy At Gateway Investment Advisers, L.P. Firm established in 1977 and developed covered call strategies Strategy evolved to use of index options - both calls and puts - in mid-1980s Use of puts helpful in hedging downside risk during market crash in October 1987 Implemented current strategy in January 1988 Managed approx. $6.4 billion as of 6/30/06 Gateway Fund Sub-advised funds (6) Private accounts

An Efficient Method For Exploiting Overpricing Of Index Option Contracts Delivers returns with low-operating costs Provides liquidity whenever needed No practical capacity restraints Always transparent

Strategic Advantage: Implied Usually Exceeds Realized Average implied and realized volatility for S&P 500 Index options from June 1, 1988 to June 16, 2006. Data Source: Chicago Board Options Exchange (CBOE) and Bloomberg L.P.

Gateway - Consistency and Lower Downside Risk January 1, 1988 - June 30, 2006 Past performance is no guarantee of future results. Required Disclosure on page 1 and Index Definitions on page 12. High Volatility Low Volatility Equity Bull Market Equity Bear Market Low Volatility Equity Market Recovery

Characteristics of Optimized Equity Portfolio as of June 30, 2006 (1) Status of the portfolio is current only as of the above-stated date. These figures are subject to change at any time and may change substantially in a short period of time. This percentage represents the current dividend yield of the equity securities in the Gateway Fund, not the current yield of the Fund itself. Calculations obtained from Bloomberg L.P. (1)

Index Definitions The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years. The Lehman Brothers U. S. Long Government/Credit Bond Index is the long component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of more than ten years. The Lehman Brothers U. S. Corporate High Yield Index covers the universe of fixed-rate, non- investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The Citigroup One-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Index consists of the last one-month issue. Returns for this index are calculated on a monthly basis only.